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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 25, 2000




                         UNITED STATES EXPLORATION, INC.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


   Colorado                   1-13513                      84-1120323
----------------          ---------------              -------------------
(State or other             (Commission                   (IRS Employer
jurisdiction of             File Number)               Identification No.)
incorporation)

                            1560 Broadway, Suite 1900
                                Denver, Colorado                     80202
                      ---------------------------------------     ----------
                      (Address of principal executive office)     (Zip Code)

        Registrant's telephone number, including area code (303) 863-3500




       (Former name or former address, if changed since last report): N/A





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ITEM 5. OTHER EVENTS.

         On August 30, 2000, United States Exploration, Inc. issued the press release filed as Exhibit 99 to this Report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  10.1 Credit Agreement dated August 25, 2000, by and between United States Exploration, Inc. and Bank of Oklahoma, N.A.

                  99       Press Release dated August 30, 2000.




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                                    SIGNATURE


         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                    UNITED STATES EXPLORATION, INC.


Date: September 5, 2000             By:/s/ F. Michael Murphy
                                       ---------------------------------
                                       F. Michael Murphy, Vice President




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                                 EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------
10.1       Credit Agreement dated August 25, 2000, by and between United States
           Exploration, Inc. and Bank of Oklahoma, N.A.

99         Press Release dated August 30, 2000.